UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2018

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 20, 2016, Manitex International, Inc. (the “Company”) and certain of its subsidiaries entered into a Loan and Security Agreement (as amended, the “Loan Agreement”) with The Private Bank and Trust Company, now known as CIBC Bank USA (“CIBC”). The Loan Agreement provides the Company with a revolving credit facility, which has a maturity date of July 20, 2019. The Loan Agreement was subsequently amended by a First Amendment dated as of August 2, 2016, a Second Amendment dated as of September 30, 2016, a Third Amendment dated as of November 8, 2016, a Fourth Amendment dated February 10, 2017 and a Fifth Amendment dated April 26, 2017.

On March 9, 2018, the parties to the Loan Agreement entered into a sixth amendment to the Loan Agreement (the “Sixth Amendment”). The main modifications to the Loan Agreement resulting from the Sixth Amendment are as follows:

•	a consent to the intercompany loan in the amount of $1,500,000 made to PM Group S.p.A. (“PM Group”), an Italian subsidiary of the Company, in December 2017;

•	a waiver of any Default or Event of Default caused by the reclassification of certain revenue previously recognized by the Company in the 2016 fiscal year due to the Company’s financial restatement;

•	amendments to the definitions of “EBITDA” and “Fixed Charges” to account for certain impacts arising from the financial restatement;

•	a consent to the sale by the Company of up to all of its equity interests in ASV Holdings, Inc. (“ASV”), provided that the proceeds are used to repay outstanding revolving loans under the Loan Agreement;

•	a consent to an additional equity investment in, or intercompany loan to, PM Group from the Company, using all or a portion of the remaining proceeds from the sale of the Company’s equity interests in ASV; and

•	additional limitations on investments by the Company in foreign subsidiaries, other than the transactions with PM Group described above.

The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the full text of the Sixth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Sixth Amendment to Loan and Security Agreement, dated as of March 9, 2018, by and among Manitex International, Inc., Manitex Inc., Manitex Sabre, Inc., Badger Equipment Company, Crane and Machinery, Inc., Crane and Machinery Leasing, Inc., and Manitex, LLC, CIBC Bank USA (f/k/a The PrivateBank and Trust Company) and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ David J. Langevin
Name:	David J. Langevin
Title:	Chief Executive Officer

Date: March 14, 2018